As Filed with the Securities and Exchange Commission on November 17, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2011

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34736	20-3533152
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, OK 74136-4216

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (918) 524-8100

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 17, 2011, SemGroup Corporation’s (“SemGroup”) Board of Directors sent a letter responding to Plains All American Pipeline, L.P.’s reiterated unsolicited acquisition proposal of November 16, 2011 to acquire SemGroup for $24.00 per share in cash, stating the offer substantially undervalues SemGroup and its future prospects. SemGroup also issued a press release on November 17, 2011 with respect to its response. The letter is attached as Exhibit 99.1 and is incorporated by reference and the press release is attached as Exhibit 99.2 and is incorporated by reference.

Other Information

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities or a solicitation of any vote, consent or approval. No tender offer for the shares of SemGroup has commenced at this time. If a tender offer is commenced, SemGroup may file a solicitation/recommendation statement with the U.S. Securities and Exchange Commission (“SEC”). Any solicitation/recommendation statement filed by SemGroup that is required to be mailed to stockholders will be mailed to stockholders of SemGroup. In addition, SemGroup may file a proxy statement and other documents with the SEC. Any definitive proxy statement will be mailed to stp ockholders of SemGroup. INVESTORS AND SECURITY HOLDERS OF SEMGROUP ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by SemGroup through the web site maintained by the SEC at http://www.sec.gov.

A registration statement relating to the common units of the Master Limited Partnership has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities. Any offers, solicitations of offers to buy or sales of securities will only be made in accordance with the registration requirements of the Securities Act of 1933 or an exemption therefrom.

CERTAIN INFORMATION REGARDING PARTICIPANTS

SemGroup and certain of its respective directors and executive officers may be deemed to be participants under the rules of the SEC in any future solicitation of proxies or consents from SemGroup’s stockholders in respect of the matters discussed herein. Security holders may obtain information regarding the names, affiliations and interests of SemGroup’s directors and executive officers in SemGroup’s Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on March 31, 2011, and its proxy statement for the 2011 Annual Meeting, which was filed with the SEC on April 21, 2011. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation or consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in future filings with the SEC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

99.1	Letter of the Board of Directors of SemGroup Corporation dated November 17, 2011

99.2	Press Release dated November 17, 2011, issued by SemGroup Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Dated: November 17, 2011	By:	/s/ Robert N. Fitzgerald
	Name:	Robert N. Fitzgerald
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.	Description

99.1	Letter of the Board of Directors of SemGroup Corporation dated November 17, 2011

99.2	Press Release dated November 17, 2011, issued by SemGroup Corporation

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